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                                                                    EXHIBIT 99.2



    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         The undersigned, as the chief financial officer of Gray Television, Inc., certifies, to the best of my knowledge, that the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Gray Television, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350) and shall not be relied upon for any other purpose.

Dated this 27th day of March, 2003.

                                                   /s/ James C Ryan
                                           -------------------------------------
                                           James C. Ryan
                                           Senior Vice President and
                                           Chief Financial Officer